Exhibit 99.1

MERGE HEALTHCARE LOGO

News Release
FOR IMMEDIATE RELEASE

Media Contact:
Julie Pekarek
Chief Marketing Officer
414.977.4254
jpekarek@merge.com

Merge Healthcare Anticipates Quarterly Net Income

Milwaukee, WI , October 9, 2008 – Merge Healthcare (NASDAQ: MRGE), a leading medical imaging solutions provider, today announced preliminary, unaudited financial results for the three months ended September 30, 2008.

Net sales are estimated to be between $14.4 million and $14.8 million with an anticipated EBITDA between $2.7 million and $3.4 million for the three months ended September 30, 2008. Additionally, the Company expects net income per share of $0.01 or less for the three months ended September 30, 2008. These estimated results are based on the Company’s preliminary review of its operations for the quarter, may be subject to further quarter-end adjustments and have not yet been reviewed by its independent registered public accounting firm.

The Company will release final financial results and host an investor conference call on October 30, 2008, following review by its independent registered public accountants.

Merge Healthcare’s solutions solve mission-critical issues for radiology practices, outpatient imaging centers, hospitals, pharmaceutical companies and device manufacturers worldwide. For additional information, visit www.merge.com.

# # #

This news release contains “forward-looking statements,” including statements with respect to the financial results the Company currently expects it will report for the three months ended September 30, 2008, which are statements related to future, not past, events, and, with respect to such anticipated financial results, are based on the Company’s preliminary review of its operations for such period which are unaudited and remain subject to quarter-end adjustment, as well as potential revision upon completion of the financial statements for the three months ended September 30, 2008 and review thereof by its independent registered public accounting firm. Forward-looking statements usually describe our expected future business and financial outlook or performance, and often contain words such as “will,” “believes,” “intends,” “anticipates,” “expects,” “plans,” “seeks,” and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain and subject to various known and unknown risks. For us, particular uncertainties and risks that could cause actual results to differ materially from our forward-looking statements include: possible accounting adjustments and revisions to our current preliminary expectations as to the financial results that the Company will report for the three months ended September 30, 2008; market acceptance and performance of our products and services; the impact of competitive products and pricing; possible delays in the implementation of our managed services offering; the risks and effects of our recent changes in our executive and Board leadership, including the costs and expenses related to severance payments made to departing officers; the risks and effects of our recent securities issues, including the issuance of certain senior secured notes; the past restatement of our financial statements and other actions that may be taken or required as a result of such restatement; our ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to our outstanding indebtedness; risks associated with our prior delays in filings with the SEC or our ability to continue to meet the listing requirements of The NASDAQ Stock Market; the costs, risks and effects of various pending legal proceedings and investigations, including the formal investigation being conducted by the Securities and Exchange Commission and the pending settlements of certain class action and derivative lawsuits; and other risk factors detailed in our filings with the Securities and Exchange Commission. These uncertainties and risks may cause our actual future results to be materially different than those expressed in our forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update such forward-looking statements or any of such risks, uncertainties and other factors.